                                                                       EXHIBIT 5


                                     LAW OFFICES
                          HASKELL SLAUGHTER & YOUNG, L.L.C.
                              1200 AMSOUTH/HARBERT PLAZA
                               1901 SIXTH AVENUE NORTH                       WYATT RUSHTON HASKELL         CONSTANCE A. CALDWELL
                           BIRMINGHAM, ALABAMA  35203-2618                   WILLIAM M. SLAUGHTER          GWEN L. WINDLE
                                                                             FRANK M. YOUNG, III           MICHAEL K.K. CHOY
                               FACSIMILE (205) 324-1133                      ROBERT E. LEE GARNER            ------------
                               TELEPHONE (205) 251-1000                      BENJAMIN B. SPRATLING III     CARTER H. DUKES
                                                                             THOMAS T. GALLION, III        PAULA B. CARROLL
                                                                             ROBERT D. SHATTUCK, JR.       R. SCOTT WILLIAMS
                                                                             E. ALSTON RAY                 JOHN W. SCOTT
                                                                             JAMES C. HUCKABY, JR.         F. HAMPTON McFADDEN, JR.
                                                                             MARK EDWARD EZELL             BARRY D. WOODHAM
                                                                             STEPHEN L. POER               GEORGIA S. ROBERSON
                                  MONTGOMERY OFFICE                          THOMAS E. REYNOLDS            SUSAN E. KENNEDY
                                                                             BEVERLY POOLE BAKER           REBECCA HIGGINS HUNT
                              305 SOUTH LAWRENCE STREET                      ROSS N. COHEN
                              MONTGOMERY, ALABAMA 36104                      RICHARD H. WALSTON
                                POST OFFICE BOX 4660
                            MONTGOMERY, ALABAMA 36103-4660                               PLEASE REPLY TO:   BIRMINGHAM
                               FACSIMILE (334) 264-7945
                               TELEPHONE (334) 265-8573



                                          August 29, 1996





MedPartners/Mullikin, Inc.
3000 Galleria Tower, #1000
Birmingham, Alabama  35244-2331


          RE:  REGISTRATION STATEMENT ON FORM S-8 -- STOCK OPTION PLAN
                             OUR FILE NO. 48367-012

Gentlemen:

         We have served as counsel for MedPartners/Mullikin, Inc., a Delaware corporation (the "Company"), in connection with the registration under the Securities Act of 1933, as amended, of an aggregate of 2,250,000 shares (the "Shares") of the Company's authorized Common Stock, par value $.001 per share, to be issued to participants in the Company's 1995 Stock Option Plan (the "Plan") pursuant to the Company's Registration Statement on Form S-8 (the "Registration Statement"). This opinion is furnished to you pursuant to the requirements of Form S-8.

         In connection with this opinion, we have examined and are familiar with originals or copies (certified or otherwise identified to our satisfaction) of such documents, corporate records and other instruments relating to the incorporation of the Company and to the authorization and issuance of the Shares and the authorization and adoption of the Plan as we have deemed necessary and appropriate.

         Based upon the foregoing, and having regard for such legal considerations as we have deemed relevant, it is our opinion that:

         1.      The Shares have been duly authorized.

         2. Upon issuance, sale and delivery of the Shares as contemplated in the Registration Statement and the Plan, the Shares will be legally issued, fully paid and nonassessable.

MedPartners/Mullikin, Inc.
August 29, 1996
Page 2


         We do hereby consent to the reference to our firm under the heading "Legal Matters" in the Registration Statement and to the filing of this Opinion as an Exhibit thereto.

                                 Very truly yours,

                                 HASKELL SLAUGHTER & YOUNG, L.L.C.


                                  By           Robert E. Lee Garner
                                    ------------------------------------
                                               Robert E. Lee Garner